UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2014
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CHART INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-11442	34-1712937
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Infinity Corporate Centre Drive, Suite 300, Garfield Heights, Ohio	44125
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (440) 753-1490

NOT APPLICABLE
(Former name or former address, if changed since last report)
_____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
On July 31, 2014, Chart Industries, Inc. (the “Company”) issued a news release announcing the Company’s financial results for the second quarter ended June 30, 2014. A copy of the news release is furnished with this Current Report on Form 8-K as Exhibit 99.1. All information in the news release is furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporated it by reference.
The news release furnished with this Current Report on Form 8-K as Exhibit 99.1 includes an adjusted earnings per share amount that excludes acquisition-related costs and facility startup costs, as well as the impact of the Company’s Convertible Notes recorded in the quarter. Also included for purposes of period-to-period comparison is an adjusted earnings per share amount for the second quarter of 2013 which excludes certain acquisition-related costs and European flood damage expenses, as well as the impact of the Convertible Notes recognized in that quarter. These adjusted earnings per share measures are not recognized under generally accepted accounting principles (“GAAP”) and are referred to as “non-GAAP financial measures” in Regulation G under the Securities Act. The Company believes these adjusted earnings per share amounts are of interest to investors and facilitate useful period-to-period comparisons of the Company’s financial results, and this information is used by the Company in evaluating internal performance. The adjusted earnings per share amounts are reconciled to earnings per share in a table at the end of the news release.

Item 7.01    Regulation FD Disclosure.
On July 31, 2014, the Company announced that its Energy & Chemicals Group has been awarded a contract in excess of $40 million to provide LNG liquefaction equipment for Bechtel’s FortisBC Tilbury Expansion Project. A copy of the Bechtel news release is furnished with this Current Report on Form 8-K as Exhibit 99.2.
On July 31, 2014, the Company also announced that its Energy & Chemicals Group has been awarded a contract in excess of $20 million to provide brazed aluminum heat exchangers and cold boxes to Black & Veatch for the Golar floating liquefied natural gas project. A copy of the Black & Veatch news release is furnished with this Current Report on Form 8-K as Exhibit 99.3.
All information in these new releases is furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporated it by reference.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Chart Industries, Inc. News Release, dated July 31, 2014, announcing the Company’s second quarter 2014 results.
99.2	Chart Industries, Inc. News Release, dated July 31, 2014, announcing a contract for LNG liquefaction equipment for Bechtel.
99.3	Chart Industries, Inc. News Release, dated July 31, 2014, announcing a contract for FLNG liquefaction equipment for Black & Veatch.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.
Date: July 31, 2014
By: /s/ Michael F. Biehl Michael F. Biehl Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Chart Industries, Inc. News Release, dated July 31, 2014, announcing the Company’s second quarter 2014 results.
99.2	Chart Industries, Inc. News Release, dated July 31, 2014, announcing a contract for LNG liquefaction equipment for Bechtel.
99.3	Chart Industries, Inc. News Release, dated July 31, 2014, announcing a contract for FLNG liquefaction equipment for Black & Veatch.

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